UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2014 (May 27, 2014)

LABSTYLE INNOVATIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-186054	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Halamish Street

Caesarea Industrial Park

38900, Israel

(Address of Principal Executive Offices)

972-4-770-4054

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 27, 2014, Dr. David Weintraub resigned from his position as a member of the Board of Directors (the “Board”) of LabStyle Innovations Corp. (the “Company”) for personal reasons.

On May 8, 2014, the Company first made available a proxy statement and form of proxy (the “Proxy Statement”) for the 2014 Annual Meeting of Stockholders (the “Annual Meeting”). The Company does not have securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Act”) and therefore is not subject to the filing requirements related to proxy statements under Section 14 of the Act.

As a result of Dr. Weintraub’s resignation, on May 28, 2014, the Board acted by unanimous written consent to withdraw Dr. Weintraub’s name from nomination as a director of the Company in connection with the Annual Meeting. The Board also acted to revise the date of the Annual Meeting from June 10, 2014 to June 17, 2014. In connection therewith, on May 29, 2014, the Company first made available a supplement to the Proxy Statement to reflect the actions taken by the Board and the revised director election proposal to be taken up at the Annual Meeting. Such supplement to the Proxy Statement is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01 and in the related exhibit to this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Act, or otherwise subject to the liabilities of that Section. The information under Item 7.01 and in exhibits hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Supplement to the Proxy Statement for the Company’s 2014 Annual Meeting of Stockholders to be held on June 17, 2014

Cautionary Note Regarding Forward-Looking Statements

This Current Report of the Company contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “plan,” “project,” “potential,” “seek,” "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate" or "continue" are intended to identify forward-looking statements. Readers are cautioned that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be made in this Current Report. Factors that could cause or contribute to differences between the Company's actual results and forward-looking statements include, but are not limited to, those risks discussed in the Company's filings with the U.S. Securities and Exchange Commission. Readers are cautioned that actual results (including, without limitation, the results of the Annual Meeting) may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2014	LABSTYLE INNOVATIONS CORP.

	By:	/s/ Gadi Levin
Name: Gadi Levin
Title: Chief Financial Officer, Treasurer and Secretary